UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2024

POLAR POWER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37960	33-0479020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

249 E. Gardena Boulevard, Gardena, California 90248

(Address of Principal Executive Offices) (Zip Code)

(310) 830-9153

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	POLA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 30, 2024, Polar Power, Inc. (the “Company”) received a letter from The Nasdaq Stock Market, LLC (the “Nasdaq”) notifying the Company that, it had been granted an additional 180 days, or until November 18, 2024, to regain compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Bid Price Rule”).

On November 19, 2024, the Company received a new letter from Nasdaq notifying the Company that, as a result of the Company’s failure to regain compliance with the Bid Price Rule by November 18, 2024, Nasdaq has determined to delist the Company’s common stock from the Nasdaq Capital Market. Unless the Company submits an appeal and a hearing request appealing the delisting determination to Nasdaq by no later than 4:00pm Eastern Time on November 26, 2024 (the “Appeal Deadline”), the Company’s common stock will be suspended at the opening of business on November 29, 2024 and will be delisted from the Nasdaq Capital Market.

The Company intends to appeal Nasdaq’s determination to a hearings panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series by no later than the Appeal Deadline.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2024, the Company filed a Certificate of Amendment to Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware to effect a 1:7 reverse stock split of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), either issued and outstanding or held by the Company as treasury stock, effective as of 4:05 p.m. (Delaware time) on November 18, 2024 (the “Reverse Stock Split”). As previously disclosed, the Company held an annual meeting of stockholders on November 11, 2024 (the “Annual Meeting”), at which meeting the Company’s stockholders approved the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio in the range of one-for-three (1:3) to one-for-twenty (1:20), with such ratio to be determined by the Company’s Board of Directors (the “Board”). Following the Annual Meeting, the Board determined to effect the Reverse Stock Split at a ratio of 1:7 and approved the corresponding final form of the Certificate of Amendment.

As a result of the Reverse Stock Split, every 7 shares of issued and outstanding Common Stock have been automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares were issued as a result of the Reverse Stock Split. Any fractional shares that would otherwise have resulted from the Reverse Stock Split were rounded up to the next whole number on a participant level. The Reverse Stock Split reduced the number of shares of Common Stock outstanding from 17,561,612 shares to 2,511,350, after the adjustment for the rounding up of fractional shares on a participant level. The number of authorized shares of Common Stock under the Certificate of Incorporation remains unchanged at 50,000,000 shares.

Proportionate adjustments are made to the per share exercise price and the number of shares of Common Stock that may be purchased upon exercise of outstanding stock options granted by the Company. The number of shares reserved for issuance under the Company’s 2016 Omnibus Incentive Plan is proportionately reduced in accordance with the terms of such plan.

The Common Stock began trading on a reverse stock split-adjusted basis on The Nasdaq Capital Market November 19, 2024. The trading symbol for the Common Stock remains “POLA.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 73102V204.

For more information about the Reverse Stock Split, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 1, 2024, as supplemented on October 22, 2024 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1.

Item 8.01 Other Events.

On November 15, 2024, the Company issued a press release announcing the Reverse Stock Split. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Polar Power, Inc.

99.1	Press release issued by Polar Power, Inc. dated November 15, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2024

POLAR POWER, INC.

By:	/s/ Arthur D. Sams
Arthur D. Sams President, Chief Executive Officer and Secretary